INCOME TAXES (Details) (USD $)	Dec. 31, 2012		Dec. 31, 2011
Deferred tax assets:
Organization costs	$ 0		$ 733
Research and development credit carryforward	6,188	[1]	6,188	[1]
Net operating loss carryforwards	5,207,759		2,329,829
Other	147,003		132,482
Total deferred tax assets	5,360,950		2,469,232
Valuation allowance	(5,360,950)		(2,469,232)
Net deferred tax assets	$ 0		$ 0

[1]	The Company has incurred research and development ("R&D") expenses, a portion of which may qualify for tax credits. The Company has not conducted an R&D credit study to quantify the amount of credits and has not claimed an R&D credit on its federal tax returns filed except for $6,188 in 2007. The Company may conduct the study in future years and may establish the R&D credit carryforward for prior years. In such event, the net operating loss carryforward will be correspondingly reduced by the amount of the credit.